                                                                    EXHIBIT 12.1


                                  SIMCALA, INC.
                     STATEMENT SETTING FORTH COMPUTATION OF
                       RATIO TO EARNINGS OF FIXED CHARGES

           FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1994 AND FOR THE
      PERIOD FROM JANUARY 1, 1995 TO FEBRUARY 10, 1995 (SIMETCO, INC.) AND
       FOR THE PERIOD FROM FEBRUARY 10, 1995 TO DECEMBER 31, 1995, FOR THE
                 YEARS ENDED DECEMBER 31, 1996 AND 1997, FOR THE
            THREE MONTHS ENDED MARCH 31, 1997 AND 1998 (PREDECESSOR),
         FOR THE PRO FORMA AS ADJUSTED YEAR ENDING DECEMBER 31, 1997 AND
   FOR THE PRO FORMA AS ADJUSTED THREE MONTHS ENDING MARCH 31, 1998 (COMPANY)

                             (DOLLARS IN THOUSANDS)

                                                             SIMETCO, INC.                            PREDECESSOR
                                                    -------------------------------     -------------------------------------
                                                                                         PERIOD FROM
                                                                        PERIOD FROM      FEBRUARY 10,
                                                                         JANUARY 1,     1995 (DATE OF
                                                      YEAR ENDED          1995 TO       INCEPTION) TO          YEAR ENDED
                                                     DECEMBER 31,       FEBRUARY 10,     DECEMBER 31,         DECEMBER 31,
                                                   -----------------                                      -------------------
                                                      1993    1994          1995             1995           1996       1997
                                                   --------  -------    ------------    -------------     -------    --------
Earnings available for Fixed Charges:
 Earnings (loss) before provision for income taxes $ (2,728) $(1,943)   $        290    $      (3,219)    $ 6,619    $  9,885
 Fixed charges - see below                              776      800              72            1,250       1,713       2,001
 Less capitalized interest                                                                       (102)        (66)
                                                    -------  -------    ------------    -------------     -------    --------
        Total                                       $(1,952) $(1,143)   $        362    $      (2,071)    $ 8,266    $ 11,886
                                                    =======  =======    ============    =============     =======    ========

Fixed Charges:
 Interest expense                                   $   776  $   800    $         72    $       1,111     $ 1,511    $  1,710
 Capitalized interest                                                                             102          66
 Amortization of debt issuance costs                                                                           60         218
 Rental expense                                                                                    37          76          73
                                                    -------  -------    ------------    -------------     -------    --------
        Total                                       $   776  $   800    $         72    $       1,250     $ 1,713    $  2,001
                                                    =======  =======    ============    =============     =======    ========

Ratio of Earnings to Fixed Charges                     (2.5)    (1.4)            5.0             (1.7)        4.8         5.9
                                                    =======  =======    ============    =============     =======    ========

Deficiency                                          $(2,728) $(1,943)                   $      (3,321)
                                                    =======  =======                    =============

                                                            PREDECESSOR                      COMPANY
                                                    ----------------------------    ----------------------------
                                                                                                       PRO FORMA
                                                             (UNAUDITED)             PRO FORMA       AS ADJUSTED
                                                    THREE MONTHS    THREE MONTHS    AS ADJUSTED     THREE MONTHS
                                                        ENDED           ENDED       YEAR ENDING        ENDING
                                                      MARCH 31,       MARCH 31,     DECEMBER 31,      MARCH 31,

                                                         1997           1998           1997             1998
                                                    ----------------------------    ----------------------------
Earnings available for Fixed Charges:
 Earnings (loss) before provision for income taxes  $      2,363    $       (681)   $       (522)         (3,395)
 Fixed charges - see below                                   434             339           8,366           2,099
 Less capitalized interest                                                   (20)                            (20)
                                                    ----------------------------    ----------------------------
        Total                                       $      2,797    $       (362)   $      7,844    $     (1,316)
                                                    ============================    ============================

Fixed Charges:
 Interest expense                                   $        361    $        300           7,699           1,925
 Capitalized interest                                                         20                              20
 Amortization of debt issuance costs                          55              14             594             149
 Rental expense                                               18               5              73               5
                                                    ----------------------------    ----------------------------
        Total                                       $        434    $        339    $      8,366    $      2,099
                                                    ============================    ============================

Ratio of Earnings to Fixed Charges                          6.46           (1.07)           0.94           (0.63)
                                                    ============================    ============================

Deficiency                                                          $       (701)   $       (522)   $     (3,415)
                                                                    ============    ============================

                                 SIMCALA, INC.
                     STATEMENT SETTING FORTH COMPUTATION OF
                    RATIO OF EBITDA TO CASH INTEREST EXPENSE

           FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1994 AND FOR THE
      PERIOD FROM JANUARY 1, 1995 TO FEBRUARY 10, 1995 (SIMETCO, INC.) AND
       FOR THE PERIOD FROM FEBRUARY 10, 1995 TO DECEMBER 31, 1995, FOR THE
                 YEARS ENDED DECEMBER 31, 1996 AND 1997, FOR THE
            THREE MONTHS ENDED MARCH 31, 1997 AND 1998 (PREDECESSOR),
         FOR THE PRO FORMA AS ADJUSTED YEAR ENDING DECEMBER 31, 1997 AND
   FOR THE PRO FORMA AS ADJUSTED THREE MONTHS ENDING MARCH 31, 1998 (COMPANY)

                             (DOLLARS IN THOUSANDS)

                                                             SIMETCO, INC.                            PREDECESSOR
                                                    --------------------------------    --------------------------------------
                                                                                         PERIOD FROM
                                                                        PERIOD FROM      FEBRUARY 10,
                                                                         JANUARY 1,     1995 (DATE OF
                                                      YEAR ENDED          1995 TO       INCEPTION) TO            YEAR ENDED
                                                     DECEMBER 31,       FEBRUARY 10,     DECEMBER 31,           DECEMBER 31,
                                                   -----------------                                        ------------------
                                                      1993    1994          1995             1995             1996       1997
                                                   --------  -------    ------------    -------------       -------    -------
EBITDA:
  Earnings (loss) from continued operations
     before cumulative effect of change in
     accounting principle                          $(2,728)  $(1,943)   $        290    $      (3,219)      $ 5,450    $ 6,371
   Interest expense                                    776       800              72            1,111         1,511      1,710
   Income taxes                                          -         -               -                -         1,169      3,514
   Depreciation and amortization                     1,282     1,140              95            1,070         1,593      2,167
                                                   =======   =======    ============    =============       =======    =======
          Total                                    $  (670)  $    (3)   $        457    $      (1,038)      $ 9,723    $13,762
                                                   =======   =======    ============    =============       =======    =======

Cash interest expense                              $   607   $   800    $         72    $         929       $ 1,238    $ 1,560

Ratio of EBITDA to cash interest expense              (1.1)     (0.0)            6.3             (1.1)          7.9        8.8
                                                   =======   =======    ============    =============       =======    =======

Deficiency                                         $(1,277)  $  (803)                   $      (1,967)
                                                   =======   =======                    =============

                                                            PREDECESSOR                      COMPANY
                                                    ----------------------------    ----------------------------
                                                                                                      PRO FORMA
                                                             (UNAUDITED)             PRO FORMA       AS ADJUSTED
                                                    THREE MONTHS    THREE MONTHS    AS ADJUSTED     THREE MONTHS
                                                        ENDED           ENDED       YEAR ENDING        ENDING
                                                      MARCH 31,       MARCH 31,     DECEMBER 31,      MARCH 31,

                                                         1997           1998           1997             1998
                                                    ----------------------------    ----------------------------
EBITDA:
  Earnings (loss) from continued operations
     before cumulative effect of change in
     accounting principle                            $      1,570    $       (581)   $       (891)   $     (2,377)
   Interest expense                                           415             314           8,293           2,073
   Income taxes                                               793            (100)            369          (1,018)
   Depreciation and amortization                              424             471           5,991           1,427
                                                     ============    ============    ============================
          Total                                      $      3,202    $        104    $     13,762    $        105
                                                     ============    ============    ============================

Cash interest expense                                $        421    $        161    $      8,143    $      1,920

Ratio of EBITDA to cash interest expense                      7.6             0.6             1.7             0.1
                                                     ============    ============    ============================

Deficiency                                                           $        (57)                   $     (1,815)
                                                                     ============                    ============

                                  SIMCALA, INC.
                     STATEMENT SETTING FORTH COMPUTATION OF
                             RATIO OF EBITDA MARGIN

           FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1994 AND FOR THE
      PERIOD FROM JANUARY 1, 1995 TO FEBRUARY 10, 1995 (SIMETCO, INC.) AND
       FOR THE PERIOD FROM FEBRUARY 10, 1995 TO DECEMBER 31, 1995, FOR THE
                 YEARS ENDED DECEMBER 31, 1996 AND 1997, FOR THE
            THREE MONTHS ENDED MARCH 31, 1997 AND 1998 (PREDECESSOR)
         FOR THE PRO FORMA AS ADJUSTED YEAR ENDING DECEMBER 31, 1997 AND
   FOR THE PRO FORMA AS ADJUSTED THREE MONTHS ENDING MARCH 31, 1998 (COMPANY)

                             (DOLLARS IN THOUSANDS)

                                                             SIMETCO, INC.                            PREDECESSOR
                                                    ---------------------------------    --------------------------------------
                                                                                          PERIOD FROM
                                                                        PERIOD FROM       FEBRUARY 10,
                                                                         JANUARY 1,      1995 (DATE OF
                                                       YEAR ENDED          1995 TO       INCEPTION) TO            YEAR ENDED
                                                      DECEMBER 31,       FEBRUARY 10,     DECEMBER 31,           DECEMBER 31,
                                                   ------------------                                        ------------------
                                                     1993      1994          1995             1995             1996       1997
                                                   --------   -------    ------------    -------------       -------    -------


EBITDA:
Earnings (loss) from continued operations
  before cumulative effect of change in
  accounting principle                             $ (2,728)  $(1,943)   $        290    $      (3,219)      $ 5,450    $ 6,371
Interest expense                                        776       800              72            1,111         1,511      1,710
Income taxes                                              0         0               0                0         1,169      3,514
Depreciation and amortization                         1,282     1,140              95            1,070         1,593      2,167
                                                   ----------------------------------    --------------------------------------
     Total                                         $   (670)  $    (3)   $        457    $      (1,038)      $ 9,723    $13,762
                                                   ==================================    ======================================



Net Sales                                          $ 31,014   $31,127    $      3,742    $      31,523       $52,407    $62,184

Ratio                                                  (2.2%)    (0.0%)          12.2%            (3.3%)        18.6%      22.1%
                                                   ==================================    ======================================



                                                            PREDECESSOR                      COMPANY
                                                    ----------------------------    ----------------------------
                                                                                                      PRO FORMA
                                                             (UNAUDITED)             PRO FORMA       AS ADJUSTED
                                                    THREE MONTHS    THREE MONTHS    AS ADJUSTED     THREE MONTHS
                                                        ENDED           ENDED       YEAR ENDING        ENDING
                                                      MARCH 31,       MARCH 31,     DECEMBER 31,      MARCH 31,

                                                         1997           1998           1997             1998
                                                    ----------------------------    ----------------------------
EBITDA:
Earnings (loss) from continued operations
  before cumulative effect of change in
  accounting principle                              $      1,570    $       (581)   $       (891)   $     (2,377)
Interest expense                                             415             314           8,293           2,073
Income taxes                                                 793            (100)            369          (1,018)
Depreciation and amortization                                424             471           5,991           1,427
                                                    ------------   -------------    ----------------------------
     Total                                          $      3,202    $        104    $     13,762    $        105
                                                    ============    ============    ============================



Net Sales                                           $     15,655    $     14,854    $     62,184          14,854

Ratio                                                       20.5%            0.7%           22.1%            0.7%
                                                    ============================    ============================

                                 SIMCALA, INC.
                     STATEMENT SETTING FORTH COMPUTATION OF
                      RATIO OF NET DEBT TO PRO FORMA EBITDA

         FOR THE PRO FORMA AS ADJUSTED YEAR ENDING DECEMBER 31, 1997 AND
        FOR THE PRO FORMA AS ADJUSTED THREE MONTHS ENDING MARCH 31, 1998
                                    (COMPANY)

                             (DOLLARS IN THOUSANDS)



                                                                              Company
                                                                   -------------------------------

                                                                                      Pro Forma
                                                                     Pro Forma       As Adjusted
                                                                    As Adjusted      Three Months
                                                                    Year Ending         Ending
                                                                   December 31,       March 31,
                                                                       1997              1998
                                                                   -------------------------------
Net Debt:
   Long-term debt at March 31, 1998                                $     81,083      $      81,083
   Current portion - debt at March 31, 1998                                  90                 90
   Less: cash and cash equivalents at March 31, 1998                    (15,796)           (15,796)
                                                                   -------------------------------
                                                                         65,377             65,377

Pro Forma EBITDA                                                   $     13,762      $         105

Ratio                                                                      4.75              622.6
                                                                   ===============================